EXHIBIT 10.12

JOINT VENTURE AGREEMENT

This Joint Venture Agreement, dated as of January 12, 2017 (“Agreement”), by and between Mobetize

Corp ., a U.S. corporation formed in the state of Nevada (“MPAY”), Mobetize Canada Inc., a wholly owned subsidiary of Mobetize Corp. with a business address located at #1150 – 510 Burrard St.

Vancouver, BC, V6C 3A8. (“MPAY Canada ”), and CPT Secure Inc., a British Columbia corporation with a business address located at 325-3381 Cambie Street, Vancouver, British Columbia V5Z 4R3 (“CPT,” and

together with MPAY and MPAY Canada,  the “Parties,” and individually a “Party”).

WHEREAS, CPT has developed certain payment processing technology (“CPT IP”); and

WHEREAS, MPAY is an emerging Fintech company that acknowledges it has previously received, tested and integrated the CPT IP; and

WHEREAS, it is intended that the CPT IP will be utilized by MPAY and its subsidiaries; and

WHEREAS, CPT anticipates further development of the CPT IP though a joint venture with MPAY Canada;

and

WHEREAS, MPAY Canada and CPT have jointly agreed to form a JV Co. , the name of which is to be determined and registered in British Columbia (“JV Co ” or “Company”), to further the development,

marketing, licensing  and support of the CPT IP (“Joint Venture”);  and

WHEREAS, CPT has agreed to enter into a Gateway License Agreement (“GLA”)” with the JV Co; and

WHEREAS, MPAY has agreed to issue to CPT, Five Hundred Thousand (500,000) shares of Series B

Preferred Stock (“Series B Stock”) as payment for a Fifty Thousand United States Dollar (USD $50,000)

License Fee as defined in the GLA; and

WHEREAS, this Agreement sets out the terms of the Joint Venture.

Article I

BUSINESS OF THE COMPANY

The Parties have entered into this Joint Venture for the purposes of facilitating the further development,

marketing, licensing and support of the CPT IP globally, whereby each Party will commit certain of its respective corporate resources to the initiation and management of the Joint Venture.

Article II

STRUCTURE AND CAPITAL CONTRIBUTIONS

Section 2.01       The business of the Joint Venture will be conducted through the Company, but the

Parties may agree on a different structure if it becomes necessary or desirable for commercial or other reasons.

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Section 2.02       The headquarters of the Company will be based at the business address of MPAY.

Section 2.03       The authorized capital stock of the Company shall consist of 75,000 total shares

(“Shares”) further consisting of 50,000 shares of common stock, par value $0.0001 per share (“Common

Stock”) plus 25,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”).

Section 2.04

MPAY Canada and CPT will own the initial share capital of the Company as follows:

Share Capital Percentage:

MPAY Canada    (50%)    25,000 shares of Common Stock

CPT

(50%)    25,000 shares of Common Stock

Section 2.05       CPT agrees to license the CPT IP to the JV Co. subject to the terms of the Gateway

License Agreement (“GLA”)” attached as Exhibit A.

Section 2.06       MPAY agrees to issue to CPT, the Series B Stock as payment for a Fifty Thousand United

States Dollar (USD$50,000) License Fee defined in the GLA.

The issuance of the Series B Stock is duly authorized and, upon issuance in accordance with the terms of the Agreement, will be validly issued, fully paid, non-assessable and free from all pre-emptive or similar rights, taxes, liens, charges and other encumbrances.

Article III

CONTRIBUTIONS TO THE JOINT VENTURE

Section 3.01       As consideration for the Shares in the Company to MPAY Canada, MPAY and MPAY

Canada shall provide services to the Joint Venture (“MPAY Responsibilities”) including but not limited to the following:

(a)

Management mentoring;

(b)

Technology development services;

(c)

Sales consulting;

(d)

Sales support;

(e)

Business advisory services;

(f)

Global Fintech market advisory services;

(g)

Introductions to global business contacts; and

(h)

Use of MPAY offices and business mailing address.

EXHIBIT 10.12

Section 3.02

As consideration for the Shares in the Company, CPT shall provide services to the Joint

Venture (“CPT Responsibilities”) including but not limited to the following:

(a)

Management mentoring;

(b)

Technology development services;

(c)

Client management;

(d)

Fintech development consulting; and

(e)

Business advisory services.

Section 3.03

In addition to the foregoing, the Company may pay the Parties for their respective services rendered to the Joint Venture, as determined by the Company.

Article IV

CONDITIONS AND APPROVALS

The proposed Joint Venture will be conditional on:

(a) the board of directors of the respective Parties approving the Joint Venture;

(b) any third party, regulatory or tax consents required for the J V Co. being received on terms satisfactory to the Parties;

(c) there not having occurred any material adverse change in the business, operations, assets, position

(financial, trading or otherwise), or prospects of MPAY, MPAY Canada or CPT between the signing of this

Agreement and the formation of the Company; and

(d) no legislation or regulation being proposed or passed that would prohibit or materially restrict the implementation of this Agreement or the participation in the Joint Venture of any Party.

Article V

REPRESENTATIONS AND WARRANTIES

Section 5.01       Representations and Warranties of MPAY. MPAY represents and warrants to CPT that:

(a) it is a corporation duly organized, validly existing and in good standing under the laws of its formation;

(b)  it is duly qualified to do business and is in good standing in every jurisdiction in which such qualification is required for purposes of this Agreement, except where the failure to be so qualified, in the aggregate, would not reasonably be expected to adversely affect its ability to perform its obligations under this Agreement;

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(c) it has the full right, corporate power and authority to enter into this Agreement, and to perform its obligations hereunder;

(d) the execution of this Agreement by the individual whose signature is set forth at the end of this

Agreement, and the delivery of this Agreement by MPAY, have been duly authorized by all necessary corporate action on the part of MPAY;

(e) the execution, delivery and performance of this Agreement by MPAY will not violate, conflict with,

require consent under or result in any breach or default under (i) any of MPAY’s organizational documents (including its articles of incorporation and by-laws), (ii) any applicable Law or (iii) the provisions of any contract or agreement to which MPAY is a party or to which any of its material assets are bound;

(f) this Agreement has been executed and delivered by MPAY and (assuming due authorization,

execution and delivery by CPT, constitutes the legal, valid and binding obligation of MPAY, enforceable against MPAY in accordance with its terms, except as may be limited by any applicable bankruptcy,

insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors' rights generally or the effect of general principles of equity;

(g) it is in material compliance with all applicable laws relating to this Agreement and the operation of its business;

(h) it has all of the requisite resources, skill, experience and qualifications to perform all of the services required of it under this Agreement;

Section 5.02       Representations and Warranties of MPAY Canada. MPAY Canada represents and warrants to CPT that:

(a) it is a corporation duly organized, validly existing and in good standing under the laws of its formation;

(b)  it is duly qualified to do business and is in good standing in every jurisdiction in which such qualification is required for purposes of this Agreement, except where the failure to be so qualified, in the aggregate, would not reasonably be expected to adversely affect its ability to perform its obligations under this Agreement;

(c) it has the full right, corporate power and authority to enter into this Agreement, and to perform its obligations hereunder;

(d) the execution of this Agreement by the individual whose signature is set forth at the end of this

Agreement, and the delivery of this Agreement by MPAY Canada, have been duly authorized by all necessary corporate action on the part of MPAY Canada;

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(e) the execution, delivery and performance of this Agreement by MPAY Canada will not violate, conflict with, require consent under or result in any breach or default under (i) any of MPAY Canada’s organizational documents (including its articles of incorporation and by-laws), (ii) any applicable Law or

(iii) the provisions of any contract or agreement to which MPAY Canada is a party or to which any of its material assets are bound;

(f) this Agreement has been executed and delivered by MPAY Canada and (assuming due authorization,

execution and delivery by CPT, constitutes the legal, valid and binding obligation of MPAY Canada,

enforceable against MPAY Canada in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors' rights generally or the effect of general principles of equity;

(g) it is in material compliance with all applicable laws relating to this Agreement and the operation of its business;

(h) it has all of the requisite resources, skill, experience and qualifications to perform all of the services required of it under this Agreement;

Section 5.02       Representations and Warranties of CPT. CPT represents and warrants to MPAY that:

(i) it is a corporation duly organized, validly existing and in good standing under the laws of its formation;

(j)  it is duly qualified to do business and is in good standing in every jurisdiction in which such qualification is required for purposes of this Agreement, except where the failure to be so qualified, in the aggregate, would not reasonably be expected to adversely affect its ability to perform its obligations under this Agreement;

(k) it has the full right, corporate power and authority to enter into this Agreement, and to perform its obligations hereunder;

(l) the execution of this Agreement by the individual whose signature is set forth at the end of this

Agreement, and the delivery of this Agreement by CPT, have been duly authorized by all necessary corporate action on the part of CPT;

(m) the execution, delivery and performance of this Agreement by CPT will not violate, conflict with,

require consent under or result in any breach or default under (i) any of CPT’s organizational documents

(including its articles of incorporation and by-laws), (ii) any applicable Law or (iii) the provisions of any contract or agreement to which CPT is a party or to which any of its material assets are bound;

(n) this Agreement has been executed and delivered by CPT and (assuming due authorization, execution and delivery by MPAY and MPAY Canada, constitutes the legal, valid and binding obligation of CPT,

enforceable against CPT in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors' rights generally or the effect of general principles of equity;

EXHIBIT 10.12

(o) it is in material compliance with all applicable laws relating to this Agreement and the operation of its business; and

(p) it has all of the requisite resources, skill, experience and qualifications to perform all of the services required of it under this Agreement.

Article VI

ACCOUNTS

Section 6.01      The financial year end of the Company will be March 31.

Section 6.02       The accounts of the Company will be prepared in accordance with U.S. generally accepted accounting principles (GAAP) and the first auditors of the Company will be determined by the

Parties.

Section 6.03

The management of the Company will prepare an annual business plan for approval by the Parties as shareholders (“Shareholders”) and quarterly management accounts, which will be sent to the Parties as Shareholders (together with such other financial and operational information as they may reasonably require from time to time). The first business plan will be prepared by the Company and adopted by the Company within 90 days of the execution of this Agreement.

Article VII

MANAGEMENT

Section 7.01       The board of directors of the Company (“Board of Directors”) shall have three members,

one of whom shall be appointed by MPAY, one of whom shall be appointed by CPT, and one of whom shall be appointed on the mutual agreement of MPAY and CPT to such appointment. No board resolution will be passed without at least a majority of the board voting in favour of it.

Section 7.02       The Board of Directors shall appoint the executive officers of the Company.

Section 7.03       The executive officers will be responsible for the day to day management of the

Company, but the following issues will be reserved for agreement between the Shareholders, in accordance with the bylaws of the Company:

(a) altering the name of the Company;

(b) altering any articles of incorporation or bylaws of the Company;

(c) adopting or amending the business plan for each financial year; and

(d) other reserved matters.

EXHIBIT 10.12

Article VIII

RESTRICTIONS ON PARTIES

No Shareholder of the Company shall compete with the business of the Company or solicit its customers without the written consent of the Company.

Article IX

TRANSFER OF SHARES

No Party may transfer, give, convey, sell, pledge, bequeath, donate, assign, encumber or otherwise dispose of any Shares except pursuant to this Agreement.

Section 9.01       Transfer to Others. Any Shareholder desiring to dispose of some or all of its Shares may do so only pursuant to a bona fide offer to purchase (“Offer”) and after compliance with the following provisions. Such Shareholder (“Offering Shareholder”) shall first give written notice to the Company and the other Shareholders (“Continuing Shareholders”) of its intention to dispose of its Shares, identifying the number of Shares it desires to dispose of, the proposed purchase price per Share, the name of the proposed purchaser and attaching an exact copy of the Offer received by such Shareholder.

(a) The Company's Right to Purchase. The Company shall have the exclusive right to purchase all of the

Shares which the Offering Shareholder proposes to sell at the proposed purchase price per Share. The

Company shall exercise this right to purchase by giving written notice to the Offering Shareholder with a copy thereof to each of the Continuing Shareholders within thirty (30) days after receipt of the notice from the Offering Shareholder (“30 Day Period”) that the Company elects to purchase the Shares subject to the Offer and setting forth a date and time for closing which shall be not later than ninety (90) days after the date of such notice from the Company. At the time of closing, the Offering Shareholder shall deliver to the Company certificates representing the Shares to be sold, together with stock powers duly endorsed in blank. The Shares shall be delivered by the Offering Shareholder free of any and all liens and encumbrances. All transfer taxes and documentary stamps shall be paid by the Offering Shareholder.

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EXHIBIT 10.12

(b) The Continuing Shareholders Right to Purchase. If the Company fails to exercise its right to purchase pursuant to Section 9.01(a) above, the Continuing Shareholders shall have the right for an additional period of thirty (30) days (“Additional 30 Day Period”) commencing at the expiration of the 30 Day

Period to purchase the Shares which the Offering Shareholder proposes to sell at the proposed purchase price per Share. The Continuing Shareholders shall exercise this right to purchase by giving written notice to the Offering Shareholder prior to the expiration of the Additional 30 Day Period that they elect to purchase its Shares and setting forth a date and time for closing which shall be not later than ninety

(90) days after the expiration of the Additional 30 Day Period. Any purchase of Shares by all or some of the Continuing Shareholders shall be made in such proportion as they might agree among themselves or, in the absence of any such agreement, pro rata in proportion to their ownership of Shares of the

Company (excluding the Offering Shareholder's Shares) at the time of such offer, but in any event one or more of the Continuing Shareholders must agree to purchase all of the Shares which the Offering

Shareholder proposes to sell. At the time of closing, the Offering Shareholder shall deliver to the

Continuing Shareholders who elect purchase all of the shares certificates representing the Shares to be sold, together with stock powers duly endorsed in blank. Said Shares shall be delivered by the Offering

Shareholder free and clear of any and all liens and encumbrances. All transfer taxes and documentary stamps shall be paid by the Offering Shareholder.

(c) Sale to Third Party. If either the Company or some or all of the Continuing Shareholders do not elect to purchase all of the Shares which the Offering Shareholder proposes to sell or fail to close on an election to purchase all of the Shares which the Offering Shareholder proposes to sell, the Offering

Shareholder may accept the Offer which the Offering Shareholder mailed with its notice to the Company and transfer all (but not less than all) of the Shares which he proposes to sell pursuant thereto on the same terms and conditions set forth in such Offer, provided that any transferee of such Shares shall be bound by this Agreement and further provided that such sale is completed within one hundred and eighty (180) days after the date notice is first received by the Company.

Section 9.02       Right of First Refusal

(a) Except in the case of Excluded Securities (as defined below), the Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any: (i)

shares of Common Stock or any other equity security of the Company which is convertible into Common

Stock or any other equity security of the Company; (ii) any debt security of the Company which is convertible into Common Stock or any other equity security of the Company; or (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of the Company, unless in each case the Company shall have first offered to sell to each

Shareholder, pro rata in proportion to such Shareholder's then ownership of Shares of the Company,

such securities (“Offered Securities”) (and to sell thereto such Offered Securities not subscribed for by the other Shareholders as hereinafter provided), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Shareholder (“Stock Offer”), which Stock Offer by its terms shall remain open and irrevocable for a period of ten days (subject to extension pursuant to the last sentence of Section 9.02(b) below) from the date it is delivered by the Company to such

Shareholder.

EXHIBIT 10.12

(b) Notice of each Shareholder's intention to accept, in whole or in part, a Stock Offer shall be evidenced by a writing signed by such Shareholder and delivered to the Company prior to the end of the ten day period of such Stock Offer, setting forth such portion of the Offered Securities as such Shareholder elects to purchase (“Notice of Acceptance”). If any Shareholder shall subscribe for less than its pro rata share of the Offered Securities to be sold, the other subscribing Shareholders shall be entitled to purchase the balance of that Shareholder's pro rata share in the same proportion in which they were entitled to purchase the Offered Securities in the first instance (excluding for such purposes such

Shareholder), provided any such other Shareholder elected by a Notice of Acceptance to purchase all of its pro rata share of the Offered Securities. The Company shall notify each Shareholder within five days following the expiration of the ten day period described above of the amount of Offered Securities which each Shareholder may purchase pursuant to the foregoing sentence, and each Shareholder shall then have ten days from the delivery of such notice to indicate such additional amount, if any, that such

Shareholder wishes to purchase.

(c) In the event that Notices of Acceptance are not given by the Shareholders in respect to all the

Offered Securities, the Company shall have 120 days from the expiration of the foregoing ten day or 25 day period, whichever is applicable, to sell all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Shareholders (“Refused Securities”) to any other person or persons, but only upon terms and conditions in all respects, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other person or persons or less favorable to the Company than those set forth in the Stock Offer. Upon the closing, which shall include full payment to the Company, of the sale to such other person or persons of all the Refused Securities,

the Shareholders shall purchase from the Company, and the Company shall sell to the Shareholders the

Offered Securities in respect of which Notices of Acceptance were delivered to the Company by the

Shareholders, at the terms specified in the Stock Offer.

(d) The rights of the Shareholders under this Section 9.02 shall not apply to the following securities

(“Excluded Securities”):

(i) Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of the outstanding shares of Common Stock;

(ii) Securities issued pursuant to the acquisition by the Company of another corporation to the stockholders of such other corporation by merger or purchase of substantially all of the assets whereby the Company owns not less than a majority of the voting power of such other corporation; and

(iii) Common Stock issued in connection with a firm underwritten public offering of shares of Common

Stock, registered pursuant to the Securities Act.

EXHIBIT 10.12

Article X

EXCLUSIVE RIGHT

During the term of this Agreement, MPAY shall have the exclusive world-wide right to market the CPT IP pursuant to the terms of the Exclusive Marketing Agreement between JV Co. and MPAY attached as

Exhibit B.

Article XI

TERMINATION AND LIQUIDATION

Section 11.01     This Agreement may be terminated at any time upon the mutual agreement of the

Parties.

Section 11.02     If any Party materially breaches this Agreement, files for bankruptcy protection

(voluntary or involuntary), becomes insolvent or is subject to a change of control, the other Parties shall be entitled to purchase its shares in the Company at a price to be determined by an independent expert.

Section 11.03     If the Company is wound up, the Parties will endeavour to ensure that assets contributed by each Party will, so far as possible, be transferred back to that Party.

Article XII

MISCELLANEOUS

Section 12.01     Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

Section 12.02     Attorneys' Fees. In the event that any Party institutes any legal suit, action or proceeding, including arbitration, against another Party to enforce the covenants contained in this

Agreement (or obtain any other remedy in respect of any breach of this Agreement) arising out of or relating to this Agreement, the prevailing Party in the suit, action or proceeding shall be entitled to receive in addition to all other damages to which it may be entitled, the costs incurred by such Party in conducting the suit, action or proceeding, including actual attorneys' fees and expenses and court costs.

Section 12.03    Public Announcements. Unless otherwise required by applicable law or stock exchange requirements (based upon the reasonable advice of counsel), no Party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other Parties

(which consent shall not be unreasonably withheld or delayed), and the Parties shall cooperate as to the timing and contents of any such announcement.

EXHIBIT 10.12

Section 12.04     Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a "Notice") shall be in writing and addressed to the Parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by a receiving Party from time to time in accordance with this section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), facsimile or e-mail of a

PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving Party, and (b) if the Party giving the Notice has complied with the requirements of this Section.

Section 12.05      Interpretation. For purposes of this Agreement, (a) the words "include," "includes" and

"including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this

Agreement as a whole. Unless the context otherwise requires, references herein: (x) to sections,

schedules and exhibits mean the sections of, and schedules and exhibits attached to, this Agreement; (y)

to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. The schedules and exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 12.06     Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 12.07     Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 12.08     Entire Agreement. This Agreement, together with any other documents incorporated herein by reference and all related exhibits and schedules, constitutes the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and any other agreement, the statements in the body of this Agreement shall control.

EXHIBIT 10.12

Section 12.09     Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto.

Section 12.10     Waiver. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by any Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 12.11     Cumulative Remedies. The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

Section 12.12     Equitable Remedies. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the

Parties shall be entitled to equitable relief, including injunctive relief or specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 12.13     Assignment. No Party may assign any of its rights or delegate any of its obligations hereunder without the prior written consent of the other Parties. Any purported assignment or delegation in violation of this Section shall be null and void. No assignment or delegation shall relieve the assigning or delegating Party of any of its obligations hereunder.

Section 12.14     Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective permitted successors and permitted assigns.

Section 12.15     No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 12.16     Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Province of British Columbia without giving effect to any choice or conflict of law provision or rule.

Section 12.17     Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or shall be instituted in the federal courts of

Canada or the courts of the Province of British Columbia in each case located in the City of Vancouver

British Columbia, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

EXHIBIT 10.12

Section 12.18     Waiver of Jury Trial. Each Party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such Party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement.

Section 12.19     Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 12.20     Force Majeure.  No Party shall be liable or responsible to the other Party, nor be deemed to have defaulted under or breached this Agreement, for any failure or delay in fulfilling or performing any term of this Agreement, when and to the extent such failure or delay is caused by or results from acts beyond the affected Party's reasonable control, including, without limitation: (a) acts of

God; (b) flood, fire, earthquake or explosion; (c) war, invasion, hostilities (whether war is declared or not), terrorist threats or acts, riot or other civil unrest; (d) government order or law; (e) actions,

embargoes or blockades in effect on or after the date of this Agreement; (f) action by any governmental authority; (g) national or regional emergency; (h) strikes, labor stoppages or slowdowns or other

[Signatures on the next page]

EXHIBIT 10.12

IN WITNESS WHEREOF, the undersigned have executed this Joint Venture Agreement as of the date first written above.

ACCEPTED AND AGREED:

MOBETIZE CORP.

MOBETIZE CORP.

By: /s/ Malek Ladki

By: /s/ Ajay Hans

MALEK LADKI

AJAY HANS

Print Title: CHAIRMAN AND DIRECTOR

Print Title: CEO AND DIRECTOR

Date:

Date:

MOBETIZE CANADA INC.

MOBETIZE CANADA INC.

By: /s/ Malek Ladki

By: /s/ Ajay Hans

MALEK LADKI

AJAY HANS

Print Title: CHAIRMAN AND DIRECTOR

Print Title: PRESIDENT AND DIRECTOR

Date:

Date:

CPT SECURE INC.

By: /s/ Francisco K. Carasquero

FRANCISCO K. CARASQUERO

Print Title: PRESIDENT AND DIRECTOR

Date:

EXHIBIT 10.12

Exhibit A

GATEWAY LICENSE AGREEMENT

This Gateway License Agreement (“Agreement”) is entered into by and between CPT Secure Inc., a British

Columbia Corporation (“Licensor”), and JV Co, a corporation which name is to be determined and registered in

British Columbia with its principle address to be located at #1150 – 510 Burrard St. Vancouver, BC, V6C 3A8

(“Licensee”), as of January __, 2017 (“Effective Date”).

RECITALS

WHEREAS, Licensor is in the business of designing and developing payment processing technologies; and

WHEREAS Licensor has substantial and valuable technical knowledge, know-how, and experience in the design and development of a payment processing system described in the API Documentation of the PayGoBilling

Version 4.11 attached hereto as Schedule A (“Gateway”); and

WHEREAS, Licensor and Licensee believe it is in their mutual interest for Licensee to integrate the Gateway.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

1.

License Grant.

(a) Licensor hereby grants to Licensee and its sub-licensees, for the Term of this Agreement (as defined below), a perpetual non-exclusive right and license to the Gateway.

(b) Licensor hereby grants Licensee for the Term of this Agreement (as defined below), a right to sublicense the

Gateway to third parties pursuant to the terms and conditions of this Agreement.

2.

Term. This Agreement shall be effective as of the Effective Date and shall extend until January __, 2019

(“Term”) and thereafter shall be automatically renewed for successive two  year periods unless, sixty days (60)

days prior to the date on which this Agreement would otherwise expire, either party hereto gives written notice to the other party of its election not to renew.

3.

Fees and Royalties. In consideration for the license rights granted herein, Licensee shall pay to Licensor a one time license fee of Fifty Thousand United States Dollars ( USD$50,000)(“Fee”); and agrees to pay to Licensor royalties according to the schedule set forth in Schedule B (“Royalty”) attached hereto based on Licensee’s

Payment Processing Transactions as described in section 3.3 below.

3.1

Calculation of Royalties.

The Royalties owed Licensor shall be calculated on a monthly basis (“Royalty Period”) and shall be payable no later than five (5) calendar days after the last day of the Royalty Period covered by such payment, except that the first and last Royalty Periods may be “short” depending on the Effective Date.

3.2

Royalty Statement.

EXHIBIT 10.12

For each Royalty Period, Licensee shall provide Licensor, contemporaneously with the applicable Royalty payment, with a written royalty statement in a form acceptable to Licensor. Such royalty statement shall be certified as accurate by a duly authorized officer of Licensee reciting Payment Processing Transactions.

3.3

Definition of Payment Processing Transactions.

“Payment Processing Transactions” shall mean all payment transactions executed and from which the Licensee records revenue “Transactional Payment Processing Revenue”.

3.5

Accrual of Royalty Obligation.

A Royalty obligation shall accrue at the time of collection by Licensee of Transactional Payment Processing

Revenue.

3.6

Related Party’s.

If Licensee licenses the Gateway to any affiliated or related party the Royalty will remain applicable.

3.7

Right to Challenge.

The receipt or acceptance by Licensor of any royalty statement or payment shall not prevent Licensor from subsequently challenging the validity or accuracy of such statement or payment.

3.8

Currency.

All payments due to Licensor shall be made in United States currency by check drawn on a United States bank unless otherwise specified by Licensor.

3.9

Late Payments.  Late payments shall incur interest at the rate of [0.05]% per month from the date such payments were originally due.

4.

Record Inspection and Audit.

4.1

Inspection.

Licensor shall have the right, upon reasonable notice, to inspect Licensee’s books and records and all other documents and material in Licensee’s possession or control with respect to the subject matter of this Agreement.

Licensor shall have free and full access thereto for such purposes and may make copies thereof.

4.2

Inspection After Termination.

All books and records relating to Licensee’s obligations hereunder shall be maintained and made accessible to

Licensor for inspection at a location in the United States for at least five (5) years after termination of this

Agreement.

EXHIBIT 10.12

5.

Licensor’s Obligations.

5.1

Delivery of Gateway.

The Licensee confirms as of the Effective Date, receipt of the Gateway.

5.2

Licensor’s Warranties.

Licensor represents and warrants that (a) it has the right and power to grant the license granted herein, (b) there are no other agreements with any other party in conflict with such grant, and (c) it has no actual knowledge that the Gateway infringes any valid rights of any third party.

5.3

Technical Assistance.

Licensor shall also provide Licensee, such technical and other qualified experts for developing the Gateway.

Licensee shall pay all salaries, travel and out-of-pocket expenses incurred by any such Licensor personnel.

Licensor covenants that such technical information and assistance shall be provided with reasonable care and will, where applicable, be of the same types as currently relied upon by Licensor.

6.

Improvements and Inventions. During the Term of this Agreement, each party shall advise the other party of any technical improvements or inventions relating to the Gateway. All such improvements or inventions shall become the property of Licensor, and Licensee agrees to execute any and all documents requested by

Licensor in order to perfect Licensor’s right in the same.

7.

Licensee’s Obligations.

7.1

Ability and Willingness to Perform.

Licensee represents that it shall, during the Term of this Agreement and any renewal thereof, use its best efforts to use the Gateway in good faith and with reasonable diligence, conduct all operations in accordance with the highest standards of business customs of the industry.

7.2

Legal Compliance.

Licensee shall fully comply with the various regulations governing the payments industry in Canada, the United

States of America and all jurisdictions where the Licensee conducts business.

7.4

Expenses.

Licensee shall incur all costs and expenses related to operating the Gateway including but not limited to,

integration, promotion, marketing, advertising, and other costs.

EXHIBIT 10.12

8.

Ownership of Intellectual Property; Conflicts.

8.1.

Ownership of Intellectual Property.

Licensee acknowledges and agrees that Licensor shall retain and own all right, title and interest and all

Intellectual Property Rights (including but not limited to routines, software design, and application protocol interfaces (APIs) to all of the Gateway (collectively, “Licensor Materials”) and all copies thereof, and that nothing herein transfers or conveys to Licensee any ownership right, title or interest in or to the Licensor Materials or to any copy thereof or any license right with respect to same not expressly granted herein. Licensee agrees that it will not, either during or after the termination of this Agreement, contest or challenge the ownership of the intellectual property rights in the Licensor Materials by Licensor.

8.2 Modification and Reverse Engineering.

Licensee shall not modify, disassemble or reverse engineer the Gateway in any manner. Except as otherwise permitted under this Agreement, Licensee shall not use the Gateway or any materials incidental thereto to develop computer software, hardware or firmware that is competitive with the Gateway. Any such modifications shall immediately become the sole and exclusive property of the Licensor and Licensor shall own all right, title and interests to such modified Gateway and any and all copyrights, patents, trade secrets, routines, software design, and APIs related thereto.

9.

Legal Compliance. Licensee shall fully comply with the intellectual property laws of the applicable jurisdictions in which the Licensee conducts business.

Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties hereto and of the subsidiaries of the parties shall be subject to all laws, present and future of any government having jurisdiction over the parties hereto or the subsidiaries of the parties, and to orders, regulations, directions or requests of any such government. Each party shall undertake to comply with and be solely responsible for complying with such laws applicable to such party.

10.

Taxes and Governmental Approvals. Licensee shall be solely responsible for the payment of any and all taxes, fees, duties and other payments incurred in relation to the use of the Gateway.

11.

Termination. The following termination rights are in addition to the termination rights which may be provided elsewhere in the Agreement:

11.1       Licensor’s Right of Terminate.

Licensor shall have the right, at its sole option, to immediately terminate this Agreement by giving written notice to Licensee in the event that Licensee:

(a) files a petition in bankruptcy or is adjudicated a bankrupt or insolvent, or makes an assignment for the benefit of creditors or an arrangement pursuant to any bankruptcy law, or discontinues or dissolves its business or if a receiver is appointed for Licensee or for Licensee’s business and such receiver is not discharged within thirty (30)

days;

(b) fails to pay any Royalties or other amounts due to Licensor within thirty (30) days of the due date of such

Royalties.

EXHIBIT 10.12

11.2

Right to Terminate on Notice.

Either party may terminate this Agreement on thirty (30) days written notice to the other party in the event of a material breach of any provision of this Agreement by the other party, provided that during such notice period,

the breaching party fails to cure such breach.

11.3       Licensee’s Right to Terminate.

The Licensee shall have the right to terminate this Agreement on ninety (90) days written notice to Licensor for any reason.

12.

Effects of Termination.

12.1       Payment Upon Termination.

Upon expiration or termination of this Agreement, all outstanding Royalty obligations and any other fees shall be accelerated and shall immediately become due and payable.

12.2

Termination of License.

Upon the expiration or termination of this Agreement for any reason, all rights granted to Licensee under this

Agreement shall forthwith (a) terminate and immediately revert to Licensor and Licensee shall immediately discontinue all use of the Gateway and the like, (b) discontinue all representations or statements from which it might be inferred that any relationship exists between the parties; (c) discontinue any use of the Licensor’s name,

logo, trademarks, service marks and slogans; (d) cease to promote, solicit, distribute or otherwise procure orders for the Gateway; and (e) promptly return all Confidential Information and related materials in accordance with

Section 16 (Intellectual Property Rights; Confidential Information).

12.3       Survival.

The following provisions shall survive the termination, expiration or assignment of this Agreement for any reason and shall remain in effect after any such termination, or assignment: Section 3 (Fees and Royalties), Section 13

(Indemnification), Section 15 (Intellectual Property Rights; Confidential Information) and Section 20

(Miscellaneous Provisions).

13.

Indemnification.

13.1 Indemnification of Licensor.

Licensee agrees to defend, indemnify and hold Licensor and its officers, directors, agents and employees harmless against all costs, expenses and losses (including reasonable attorneys’ fees and costs) incurred through claims of third parties against Licensor made in connection with Licensee’s use of the Gateway.

13.2 Indemnification of Licensee.

Licensor agrees to defend, indemnify and hold Licensee and its officers, directors, agents and employees harmless against all costs, expenses and losses (including reasonable attorneys’ fees and costs) incurred through claims of third parties against Licensee made in connection with Licensor’s license of the Gateway.

EXHIBIT 10.12

14.

Independent Contractor.

14.1 No Employer-Employee Relationship.

It is expressly understood and agreed that during the Term of this Agreement, Licensee’s relationship to the

Licensor will be that of an independent contractor and that neither this Agreement nor the services to be rendered hereunder shall for any purpose whatsoever or in any way or manner create any employer-employee relationship.

14.2 Taxes.

Licensee shall have sole and exclusive responsibility for the payment of all federal, state and local income taxes,

for all employment and disability insurance and for social security and other similar taxes, in each case with respect to any compensation or benefits provided by the Licensor hereunder.

14.3 Not Authorized to Bind the Licensor.

Licensee shall not hold itself out or permit itself to be described otherwise than as an independent contractor of the Licensor, and unless specifically authorized in advance in writing by the Licensor, Licensee shall not enter into, assume, or incur any obligation on the Licensor’s behalf or transact any business for the Licensor’s account.

15.

Intellectual Property Rights; Confidential Information.

15.1 Ownership.

Licensor shall retain ownership of all Licensor’s intellectual property rights. Intellectual property rights shall mean

(a) all inventions (whether or not patentable and whether or not reduced to practice), all improvements thereto,

and all patents, patent applications, and patent disclosures, together with all reissuances, divisions,

continuations, continuations-in-part, revisions, renewals, extensions, and reexaminations thereof, (b) all works of authorship, including all Gateway rights, database rights and copyrightable works, all copyrights, all applications,

registrations and renewals in connection therewith, and all moral rights, (c) all trade secrets, (d) all registered and unregistered trademarks, service marks, trade dress, domain names, logos, trade names, and corporate names,

together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (e) all derivative works of any of the foregoing; (f) any other similar rights or intangible assets recognized under any laws or international conventions, and in any country or jurisdiction in the world, as intellectual creations to which rights of ownership accrue, and all registrations, applications, disclosures, renewals, extensions, continuations or reissues of the foregoing now or hereafter in force, and (g) all copies and tangible embodiments of all of the foregoing (a) through (f) in any form or medium throughout the world (“Intellectual Property Rights”).

[Remainder of page left intentionally blank]

EXHIBIT 10.12

15.2       Confidential Information.

“Confidential Information” means all confidential and proprietary information of a party (“Disclosing Party”)

disclosed to the other party (“Receiving Party”), whether orally or in writing, that is either marked or designated as confidential or is identified in writing as confidential or proprietary within fifteen (15) days of disclosure to the

Receiving Party; provided that the following shall be deemed to be Confidential Information even if not so marked or identified: the terms and conditions of this Agreement (including pricing and other terms reflected in all schedules hereto), Intellectual Property Rights, the Disclosing Party’s business and marketing plans, Gateway and technical information, product designs, and business processes, any information or materials with the name,

sign, trade name or trademark of the Disclosing Party and any information that a reasonable person would deem confidential or proprietary given the nature of the information and the circumstances under which it is disclosed.

“Confidential Information” does not include any item of information which (a) is or becomes available in the public domain without the fault of the Receiving Party; (b) is disclosed or made available to the Receiving Party by a third party without restriction and without breach of any relationship of confidentiality; (c) is independently developed by the Receiving Party without access to the disclosing party’s Confidential Information; or (d) is known to the recipient at the time of disclosure. The Receiving Party shall not disclose or use any Confidential

Information of the Disclosing Party for any purpose outside the scope of this Agreement, except with the

Disclosing Party’s prior written permission; provided that a Receiving Party may disclose any Confidential

Information of the Disclosing Party to its employees, attorneys and accountants who have a need to know such

Confidential Information for purposes of this Agreement and who are bound to a written agreement protecting such Confidential Information as required hereby.

15.3       Protection .

The Receiving Party agrees to protect the confidentiality of the Confidential Information of the Disclosing Party in

the same manner that it protects the confidentiality of its own proprietary and confidential information of like kind, but in no event shall either party exercise less than reasonable care in protecting such Confidential

Information.

15.4       Compelled Disclosure.

If the Receiving Party is compelled by law to disclose Confidential Information of the Disclosing Party, it shall provide the Disclosing Party with prior notice of such compelled disclosure (to the extent legally permitted) and reasonable assistance, at Disclosing Party’s cost, if the Disclosing Party wishes to contest the disclosure.

15.5       Remedies.

If the Receiving Party discloses or uses (or threatens to disclose or use) any Confidential Information of the

Disclosing Party in breach of this Section 15, the Disclosing Party shall have the right, in addition to any other remedies available to it, to seek injunctive relief to enjoin such acts, without the necessity of posting bond, it being specifically acknowledged by the parties that any other available remedies are inadequate.

15.6       Disposition Upon Termination.

Upon the termination of this Agreement for any reason whatsoever, or upon request of a Disclosing Party, the

Receiving Party shall return to the Disclosing Party, or shall destroy, as the Disclosing Party shall specify, all copies of all the Disclosing Party’s Confidential Information in the Receiving Party’s possession. Within five (5) days thereafter, the Receiving Party shall provide the Disclosing Party with a certificate, executed by the Receiving

Party or by an officer of the Receiving Party, confirming that all copies of all such Confidential Information have been returned to the Disclosing Party or destroyed, as the case may be.

EXHIBIT 10.12

16.

Disclaimer of Warranties.

EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE LICENSOR MAKES NO

REPRESENTATION ABOUT THE SUITABILITY OF THE GATEWAY OR LICENSED PRODCUTS FOR ANY PURPOSE, AND

MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING MERCHANTABILITY AND FITNESS FOR A

PARTICULAR PURPOSE OR THAT THE USE OF THE GATEWAY WILL NOT INFRINGE ANY THIRD PARTY PATENTS,

COPYRIGHTS, TRADEMARKS, OR OTHER RIGHTS. THE GATEWAY IS PROVIDED "AS IS".

17.

Indemnification.

The parties agree to indemnify and hold harmless the other party, against any loss or liability whatsoever, including reasonable attorney’s fees, caused by any action or proceeding before any court or government agency, commission, division or department of any state, federal or local governing body,

which is brought by the other party or its successors-in-interest, if such action or proceeding arises out or is related to any claim, demand or cause of actions released herein.

The parties will indemnify, defend and hold harmless the other party, and each of them, jointly and severally, for any taxes, assessments, penalties or interest payments that they may at any time incur by reason of any demand,

proceeding, action or suit brought against them arising out of or in any manner related to local, state or federal taxes allegedly due in connection with the indemnification set forth above.

18.

Warranty.

18.1       Limited Warranty of Services and Software

Licensor warrants that all services shall be performed in full conformity with the Agreement, with the skill and care which would be exercised by those who perform similar services at the time the services are performed, and in accordance with accepted industry practice.

18.2       Specific Exclusion of Other Warranties - There are no other warranties, representations, conditions, or guarantees of any kind whatsoever, either express or implied by law (in contract or tort) or custom, including, but not limited to those regarding merchantability, fitness for purpose, correspondence to sample, title, design,

condition, or quality in relation to the software.

18.3       No Indirect Damages

In no event shall either party be liable to the other party for indirect damages or losses (in contract or tort) in connection with the deliverables or this Agreement, including but not limited to damages for lost profits, lost savings, or incidental, consequential, exemplary, or special damages, even if caused by the negligence of the other party and even if the party seeking such damages has knowledge of the possibility of such potential loss or damage.

18.4       Limits on Liability

If for any reason, a party becomes liable to the other for direct or any other damages for any cause whatsoever,

and regardless of the form of action (in contract or tort), incurred in connection with this Agreement, the deliverables herein and the customization, then, the parties agree that:

a)

The liability of each party for all damages, injury, and liability incurred by the other in connection with this Agreement, shall be limited to an amount equal to all  fees paid  under this Agreement, but in no event less than Seven Hundred and Fifty Thousand United States Dollars (USD $750,000.00) per event; and

EXHIBIT 10.12

b)

Neither party may bring or initiate any act or proceeding against the other arising out of this Agreement or relating to the Gateway more than two (2) years after the party bringing or initiating any act or proceeding knew or should have known that the cause of action had arisen.

19.

Force Majeure.  It is understood and agreed that in the event that an act of the government, terrorism or war conditions, or accident, fire, flood or disputes of Licensee’s employees, prevents the performance by

Licensee of the provisions of this Agreement, then such non-performance by Licensee shall not be considered as grounds for breach of this Agreement and such non-performance shall be excused while such conditions prevail.

20.

Miscellaneous.

20.1       Governing Law.

This Agreement will be governed exclusively by, and construed exclusively in accordance with the laws of

Province of British Columbia.

20.2       Successors and Assigns.

Except as otherwise expressly provided in this Agreement, this Agreement will be binding on, and will inure to the benefit of, the successors and permitted assigns of the parties to this Agreement. Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights or obligations under or by reason of this Agreement, except as expressly provided in this Agreement.

Licensee’s rights and obligations under this Agreement may not be assigned without the prior written consent of

Licensor.

20.3       Notices.

All notices and other communications required or permitted hereunder will be in writing and will be delivered by hand or sent by overnight courier, e-mail to:

if to Licensor:

CPT Secure Inc.

325 – 3381 Cambie Street

Vancouver, B.C.

V5Z 4R3

Attention: Francisco K Carasquero

Kent@cptsecure.com

if to Licensee:

JV Co

#1150 – 510 Burrard St.

Vancouver, BC, V6C 3A8.

Attention: Ajay Hans

ahans@mobetize.com

Each party may furnish an address substituting for the address given above by giving notice to the other parties in the manner prescribed by this Section 20.3. All notices and other communications will be deemed to have been given upon actual receipt by (or tender to and rejection by) the intended recipient or any other person at the specified address of the intended recipient.

EXHIBIT 10.12

20.4       Severability.

In the event that any provision of this Agreement is held to be unenforceable under applicable law, this

Agreement will continue in full force and effect without such provision and will be enforceable in accordance with its terms.

20.5       Construction.

The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Unless the context of this Agreement clearly requires otherwise: (a) references to the plural include the singular, the singular the plural, and the part the whole, (b) references to one gender include all genders, (c) “or” has the inclusive meaning frequently identified with the phrase “and/or,” (d) “including” has the inclusive meaning frequently identified with the phrase “including but not limited to” or “including without limitation,” and (e) references to “hereunder,” “herein” or “hereof” relate to this Agreement as a whole. Any reference in this Agreement to any statute, rule, regulation or agreement, including this Agreement, shall be deemed to include such statute, rule, regulation or agreement as it may be modified, varied, amended or supplemented from time to time.

20.6

Entire Agreement.

This Agreement, including all schedules and exhibits attached hereto, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter of this Agreement and supersedes all prior or contemporaneous agreements and understandings other than this Agreement relating to the subject matter hereof.

20.7       Amendment and Waiver.

This Agreement may be amended only by a written agreement executed by the parties hereto. No provision of this Agreement may be waived except by a written document executed by the party entitled to the benefits of the provision. No waiver of a provision will be deemed to be or will constitute a waiver of any other provision of this Agreement. A waiver will be effective only in the specific instance and for the purpose for which it was given,

and will not constitute a continuing waiver.

20.8       Cumulative Remedies.

Other than as expressly stated herein, the remedies provided herein are in addition to, and not exclusive of, any other remedies of a party at law or in equity.

20.9       Assignment.

Neither party may assign any of its rights or obligations hereunder, whether by operation of law or otherwise,

without the prior express written consent of the other party. Any attempt by a party to assign its rights or obligations under this Agreement in breach of this Section 20 shall be void and of no effect. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties, their respective successors and permitted assigns.

20.10     Disputes.

Any controversy, claim or dispute arising out of or relating to this Agreement, shall be settled by binding arbitration in Vancouver, British Columbia.

EXHIBIT 10.12

20.11     Compliance with Applicable Laws.

Each party shall, at its own expense, comply with all applicable laws and make, obtain, and maintain in force at all times during the term of this Agreement, all filings, registrations, reports, licenses, authorizations required under applicable law, regulation or order required for such party to perform its obligations under this Agreement.

20.12     No Benefit to Others.

There are no intended third party beneficiaries of this Agreement. The representations, warranties, covenants,

and agreements contained in this Agreement are for the sole benefit of the parties and their respective successors and permitted assigns, and they are not to be construed as conferring any rights on any other persons

20.13     Counterparts.

This Agreement may be in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Gateway License Agreement as of the date first written above.

ACCEPTED AND AGREED:

LICENSEE

LICENSOR

JV CO

CPT SECURE INC.

By: _____________________

By: ____________________________

AJAY HANS

FRANCSICO K. CARASQUERO

Print Title: AUTHORIZED SIGNATORY

Print Title: PRESIDENT

Schedule A

EXHIBIT 10.12

PayGoBilling API Version 4.11

First revision: 2009-12-07 – Last Revision 2016-01-15

Introduction

The PaygoBilling API interface allows Merchants to bill existing customers at any time, without customer interaction.

At the time of the first (interactive) purchase by the customer, his PaygoBilling account is created and an ID of that transaction is sent to the CP through during  the callback process. That ID is then used by the CP to subsequently bill the user through the API interface.

Requirements

The API interface must be enabled by PaygoBilling for each site the Merchant wishes to use the API for. The IP address(es) of the machine(s) posting the requests must be individually configured by

PaygoBilling for each site.

The API interface is located at https://secure.paygobilling.com/api/api.php.

The customer must also have a credit card on file for his PaygoBilling account. Otherwise, an error message will be generated by the API interface.

The parameters are sent with optional information such as – your own logo on the top left, your own credit card descriptor.

You can see a sample of a site in action here;

https://secure.paygobilling.com/order/creditcard/cc_form.php?

site_id=76&type=subscription&session=YOURSESSIONID&sub_option=1

This is a recurring charge sample which can be set in your own account for each site id. This site ID sample is site: 76. You would also need to pass the session – named here “YOURSESSIONID.”

Here is a single purchase example:

http://secure.paygobilling.com/order/creditcard/cc_form.php?

site_id=76&charge_amount=50&type=purchase&order_description=Sample_Payment&sessio

n=sample

Notice the charge amount is 50 for $50, the session information is "sample" and order description is Sample Payment. This amount and description and session can all be sent dynamically.

EXHIBIT 10.12

You will need to make a Postback API and tell us where it is located and we can put it into our system for testing. Or if you are using our testing bed link you can dynamically put it in the postback url field for testing.

----------------------------

Automatic form filling

----------------------------

The following fields can be filled on the /order page. The field data can be sent through either

POST or GET.

email - Email address - this will be used to automatically create the account (described further below).

first_name   -   Customer's   first   name

last_name   -   Customer's   last   name

address - Full street address

city - City

state - State. Can be either the two-letter code or full state name country - Two-letter country code (ISO 3166-1 alpha-2)

zip - Zip code

These will be automatically filled and can be edited by the customer.

Custom Integration Guide Overview

There are three different ways to integrate PayGoBilling with your site. Some sites may offer more than one of these:

1) Time based subscriptions managed by PayGoBilling: your site offers paid access subscriptions, e.g.

$20 for 30 days of access; users are created and expired by PayGoBilling using a callback script installed on your site. In order to perform this type of transaction.

This guide describes the following methods of PayGoBilling integration:

2) Self-managed time based subscriptions: your site offers paid access subscriptions that are managed by your own back end infrastructure.

3) Tokens or other products: your site offers non-subscription products, for example tokens that can be used to perform special actions on your site.

The integration steps are almost identical whether you are pursuing integration #2 or integration #3:

A) Submit subscription/product information to PayGoBilling

B) Set up your callback scrip

C) Set up your member landing page

D) Install and test PayGoBilling badge on your site

EXHIBIT 10.12

Calling process

Following are the steps involved when a user purchases a subscription or product from a site that has been integrated with PayGoBilling:

Your site PayGoBilling popup

Any page on your site

User launches PayGoBilling popup

1. PayGoBilling badge

session = <session information, e.g. user id, session id>

siteid = <your PayGoBilling site id>

optional: product_code = <specific product>

session code = <selected subscription or product code>

amount = <price of subscription or product>

description = <description of subscription or product> Your

callback script

<rsp stat="ok">

<message>...

</rsp>

2. User purchases a product or subscription

<rsp stat="fail">

<error>...

or

</rsp>

session

3. Member landing page - User leaves popup

A) Submit information to PayGoBilling

In order to enter your site(s) into our database, you need to submit the following information to

tech@PayGoBilling.com:

1) Site URL

EXHIBIT 10.12

2) For each subscription or product offered on the site:

i) Name - e.g. $30 for 20 days; 700 tokens for $20

ii) Unique identifier - this should be your internal identifier for the subscription or  product. Later on your callback script will use this identifier so it can tell what the user has purchased and act accordingly.

3) Callback script URL - this is a URL that PayGoBilling will invoke when the user purchases a product on your site. This script will return an XML-formatted response code (see part B)

4) Member landing page URL - after the user has successfully completed a purchase they will click on a “Go to members area” button that leads them to this URL (see part C).

After receiving this information PayGoBilling will issue you your PayGoBilling site id(s).

B) Set up your callback script

Before you begin building a callback script you need to define your session variable. This variable is submitted from your page via the PayGoBilling badge to the PayGoBilling popup. PayGoBilling itself does nothing with this information - it simply passes the variable back to your callback script and later your member landing page.

After the user selects a subscription or product from your site and purchases it, your callback script is invoked. Here are the parameters that PayGoBilling passes to it: session - the session variable initially passed from your badge into the PayGoBilling popup code - your code that corresponds to the subscription or product that has been purchased amount - the value in dollars of the subscription or product that has been purchased description - a description of the subscription or product that has been purchased. Your callback script should perform whatever processing is necessary to update the customer’s account information to reflect this purchase. For security reasons the script should  only be accessible from PayGoBilling’s server's ip – ping https://secure.paygobilling.com

The script should return one of two different responses to PayGoBilling. You should increment the

“version” attribute that is returned by your script whenever you make a change to the script, so  if an error occurs we know exactly which version of your script is in place (this is useful if the script is deployed on multiple sites).

Success response:

<rsp stat="ok" version="1.0">

<message id="100">Purchase successfully processed</message>

<receipt>324342323</receipt>

</rsp>

Receipt is an optional value that is specific to this transaction, e.g. an order number. It can be used in the members URL that the popup redirects the user to after the transaction has been completed, and is stored in the PayGoBilling transaction history.

EXHIBIT 10.12

Failure response:

<rsp stat="fail" version="1.0">

<error id="102">Invalid session variable: 'XYZZY'</error>

</rsp>

Possible errors:

101 - Request from unauthorized IP xxx.yyy.zzz

102 - Invalid session variable: ‘XYZZY’

103 - Invalid product code: ‘2343’

104 - Unable to process purchase: <internal error message>

There may be more errors that are specific to your site - feel free to add them.

NOTE: In your callback script you should also implement support for a test session value. If the incoming request’s session is set to this value your script should automatically return a success result without actually performing any processing. This is for the purposes of PayGoBilling’s automated test scripts, which report any malfunctioning PayGoBilling partner sites.

Please contact tech@PayGoBilling.com with your test session value.

Please contact tech@PayGoBilling.com if you have any questions about implementing your callback script.

C) Set up your member landing page

This is simply a page that displays an acknowledgment of the user’s purchase. Some different forms this page may take:

• The user’s account summary that reflects the new purchase

• A thank you page that displays offers or further information about how to use the new subscription or product

• An order page that they can buy more products from

• Some combination of the above

The member landing page is passed the following information:

session - the session variable initially passed from your badge into the PayGoBilling popup receipt

- the optional order-specific value returned by your callback script

These values can be included in your member page’s query string by using $session and

$receipt. For example:

http://www.yoursite.com/members/index.php?sess=$session&orderid=$receipt

EXHIBIT 10.12

D) Install and test PayGoBilling badge

The final step is to install the PayGoBilling badge code on your join page, or wherever else on your site you wish to allow users to purchase products.

There are two different ways to invoke the PayGoBilling popup:

a) Let the user select the subscription or product they want within the popup. This is the best option if your site has 5 or less products.

b) Provide a product code to the badge. This could be selected by the user elsewhere on the page or site, then passed into the badge code via php, javascript, etc.

c) Charge a total order amount with no specific product identified. Typically this is used when a site supports shopping cart like purchases that can include more than one product.

a) Let the user select the subscription or product in the PayGoBilling popup

Copy or download the following badge code template, substituting all values in brackets [ ]

using the information gained in step 1. Make sure you remove the enclosing brackets too.

<!-------------- BEGIN PayGoBilling BADGE ------------------->

<a id="PayGoBilling" siteid="[PayGoBilling SITE ID]" session= "[Your session value]"></a>

<script language= "Javascript" type="text/javascript" src="http://

www.PayGoBilling.com/includes/[PayGoBilling SITE ID].js"></script>

<!-------------- END PayGoBilling BADGE --------------------->

Here is an example of a completed badge:

<!-------------- BEGIN PayGoBilling BADGE ------------------->

<a id="PayGoBilling" siteid="304" session="XYZZY"></a>

<script language= "Javascript" type="text/javascript" src="http://

www.PayGoBilling.com/includes/304.js"></script>

<!-------------- END PayGoBilling BADGE --------------------->

b) Let the user select the subscription or product on your site Copy or download the following badge code template, substituting all values in brackets [ ]  using the information gained in step 1. Make sure you remove the enclosing brackets too.

<!-------------- BEGIN PayGoBilling BADGE ------------------->

<a id="PayGoBilling" siteid="[PayGoBilling SITE ID]" session= "[Your session value]" product_code="[PRODUCT CODE]"></a>

<script language="Javascript" type="text/javascript" src="http://

www.PayGoBilling.com/includes/[PayGoBilling SITE ID].js"></script>

<!-------------- END PayGoBilling BADGE -------------------

--> Here is an example of a completed badge:

<!-------------- BEGIN PayGoBilling BADGE ------------------->

<a id="PayGoBilling" siteid="304" session="XYZZY" product_code="123"></a>

<script language="Javascript" type="text/javascript" src="http://

EXHIBIT 10.12

www.PayGoBilling.com/includes/304.js"></script>

<!-------------- END PayGoBilling BADGE --------------------->

c) Charge a total order amount

Copy or download the following badge code template, substituting all values in brackets [ ]

using the information gained in step 1. Make sure you remove the enclosing brackets too.

<!-------------- BEGIN PayGoBilling BADGE ------------------->

<a id="PayGoBilling" siteid="[PayGoBilling SITE ID]" session="[Your session value]"

charge_amount="[CHARGE AMOUNT]" order_description="[ORDER_DESCRIPTION]"></a>

<script language="Javascript" type="text/javascript" src="http://

www.PayGoBilling.com/includes/[PayGoBilling SITE ID].js"></script>

<!-------------- END PayGoBilling BADGE ------------------

---> Here is an example of a completed badge:

<!-------------- BEGIN PayGoBilling BADGE ------------------->

<a id="PayGoBilling" siteid="304" session="XYZZY"

charge_amount="32.50" order_description="34 tea bags, teapot set"></a>

<script language="Javascript" type="text/javascript" src="http://

www.PayGoBilling.com/includes/304.js"></script>

<!-------------- END PayGoBilling BADGE --------------------->

Once you have completed your badge code you can add it to all the appropriate pages on your site(s). Please contact tech@PayGoBilling.com to obtain test PayGoBilling codes.

Also, please contact tech@PayGoBilling.com if you encounter any problems displaying your badge, or if you need PayGoBilling codes to test your badge.

EXHIBIT 10.12

Parameters

The parameters must be sent by POST to the URL specified above. All parameters are mandatory.

Parameter name   Format

Description

cp

integer

PayGoBilling-provided Content Partner ID

user

string

The username used to access the CP interface on the

PayGoBilling website

pass

string

The password used to access the CP interface on the

PayGoBilling website

site_id

integer

PayGoBilling-provided ID for the site

action

string

The action to be performed. Currently, the only

action available is “charge”.

tc_trans_id

integer

Transaction ID informed to the site by the PayGoBilling

callback at the time of the original transaction

amount

n.nn (ex: 10.99)

Amount (in USD) to be charged

description

string (max 255 chairs)     Short text description of this transaction

EXHIBIT 10.12

Return

The API interface will output a XML string indicating success or failure. The XML structure is described below.

In the case of success:

<rsp stat=”ok”>

<message id =”0”>Success</message>

<transaction _ id>[transaction id for this operation]</transaction_ id>

<timestamp>[PayGoBilling server timestamp]</timestamp>

In case of failure:

<rsp stat=”fail”>

<error id=”[error code]”>[error message]</error>

<timestamp>[PayGoBilling server timestamp]</timestamp>

Error Codes

Message

Code    Description

INVALID_CP

The informed CP is invalid, or does not match the other

parameters as stored in the database

INVALID_USER

The username/password combination is invalid

INVALID_SITE

The provided site ID is invalid

IP_NOT ALLOWED

The IP from which the API was accessed is not authorized

to perform operations for the site

API _NOT ALLOWED

The API interface is not enabled for the provided site

INVALID ACTION

Action not specified or not valid

INVALID _TRANS_ID

The provided transaction is invalid

NO_CREDIT_CARD

The customer does not have a credit card associated with

his PayGoBilling account

TRANSACTION_MISMATCH

The transaction ID does not match the site or CP

AMOUNT_TOO_LARGE

The requested amount is larger than allowed for the site

CHARGE_NOT_AUTHORIZED      205

An error occurred during the financial transaction.

Additional details are given in the API output

INVALID_AMOUNT

The requested amount is invalid

SYSTEM_ERROR

An internal server error occurred

EXHIBIT 10.12

SCHEDULE B

FEES AND ROYALTY CALCULATION

In consideration for the license rights granted herein, Licensee shall pay to Licensor royalties as follows:

$0.05 Per Payment Processing Transactions.

Definition of Payment Processing Transactions. “Payment Processing Transactions” shall mean all payment transactions executed and from which the Licensee records revenue “Transactional

Payment Processing Revenue”.

EXHIBIT 10.12

Exhibit B

Exclusive Marketing Agreement

This Exclusive Marketing Agreement (hereinafter called the “Agreement”), to be effective as of this __ day of January, 2017 (hereinafter “Agreement Date”), is by and between JV CO a corporation which name is to be determined and registered in British Columbia (“Company”),

and Mobetize Corp, a corporation organized under the laws of Nevada having an office located at #205 – 8105 Birch Bay Square St., Blaine, Washington 98230 (hereinafter, referred to as

(“MPAY”).

WHEREAS,     The Company entered into a Gateway License Agreement with CPT Secure Inc.

on January __, 2017 (attached as Exhibit A) and is in the business of providing Payment

Processing Services, as more fully described in Exhibit B, attached hereto (“Company

Services”); and

WHEREAS,     MPAY is an emerging Fintech company that has developed a global B2B Fintech hub and financial services marketplace that is desirous of assisting the Company enter into agreements with end users “Marketing Entities” (“MPAY Services”); and

WHEREAS,     The Company is willing and able to grant MPAY an exclusive world-wide right to market the Company Services on the terms set forth herein; and

WHEREAS,     Subject to the terms of this Agreement, MPAY is desirous providing MPAY

Services to Company, and Company is desirous of utilizing MPAY Services.

Now therefore, for good and valuable consideration, the receipt and sufficiency which are duly acknowledged, the parties agree as follows:

1.  Engagement

The  Company  hereby  engages  MPAY  to  provide  MPAY  Services  to  the  Company  on  an exclusive basis subject to the terms and conditions of this Agreement.

2.  Services Offered / Process.

(a)

MPAY shall cause certain Marketing Entities to enter into a “Marketing Agreement” with

Company, in the form prescribed by the Company (which from time to time may be updated by the Company), pursuant to the following process:

(i)

MPAY by email (“Request Email”) shall inform Company of the Marketing Entities it desires to facilitate entering into a Marketing Agreement with Company. Attached to the

Request Email shall be an Opportunity Assessment Form, in the format required by Company outlined in Exhibit C, (“OAF"), completed by MPAY.  The completed OAF will provide, at minimum, as to each such Marketing Entity, whether MPAY will be compensated directly by

Company (“Revenue Share Model”) or by the Marketing Entity (“No Revenue Share Model”).

(ii)

By return email (“Return Email”), Company shall

(1)

Inform MPAY which specific Marketing Entity(ies) MPAY is authorized to market to

(”Approved Entities”),

1

EXHIBIT 10.12

(2)

As to each Approved Entity, and as to the Marketing Agreement for that Approved Entity,

whether the relationship is one of Revenue Share Model or No Revenue Share Model.

(3)

Provide the actual Marketing Agreement for each respective Approved Entity (“Approved

Marketing Agreement”).

.

(iii)

MPAY shall have the exclusive right for one hundred and twenty (120) days from the date of the Return Email or as otherwise agreed to by both parties in the Return Email (“120

Day Exclusive Period”) to utilize its best efforts to:

(1)

To work with the Approved Entities, set forth on the particular Return Email, on behalf of

Company,

(2)

Provide regular updates on the progress of such marketing efforts as requested by the

Company,

(3)

Have each Approved Entity enter into with Company the particular Approved Marketing

Agreement for that particular Approved Entity.

At the end of the 120 Day Exclusive Period, the parties shall discuss the progress of the marketing efforts of MPAY in connection with the Approved Entities, and Company, at its sole discretion, may agree to extend the 120 Day Exclusive Period, which extension must be in writing, and which extension may be revoked at any time.

(iv)

Notwithstanding clauses 1(i), (ii) and (iii) above, the parties agree that the Marketing

Entities identified in Exhibit D, have already been contacted by either the MPAY or the

Company. The MPAY agrees it will not contact those Marketing Entities listed in Exhibit D as being contacted by the Company without the express written permission of the Company. The

Company agrees that for those Marketing Entities listed in Exhibit D as being contacted by

MPAY, MPAY will have a six (6) month exclusivity period to cause those Marketing Entities to enter into a Marketing Agreement with Company under the other terms of this Agreement,

commencing on the effective date of this Agreement.

(b)

MPAY agrees that it will deliver to Company, during any 12 month period during the

Term of this Agreement, a minimum of three (3) Approved Marketing Agreements executed by the respective Approved Entities.

(c)

Company shall provide marketing and promotional materials to MPAY for MPAY to utilize for a particular Approved Entity.

(d)

Only Company shall negotiate any changes to a Marketing Agreement requested by an

Approved Entity.  In addition, MPAY shall not change, modify and/or amend a Marketing

Agreement.  Only Company may modify a Marketing Agreement, by Company actually making the modification to the Marketing Agreement, and confirming in writing that the modification is authorized by Company.

(e)

Only Company shall sign the Approved Marketing Agreement on behalf of Company.

Only the Approved Entity shall sign the Approved Marketing Agreement on behalf of the

Approved Entity.  MPAY shall not sign in any capacity any Marketing Agreement.

2

EXHIBIT 10.12

(f)

Company has no obligation to enter into any agreement with any of the Approved

Entities nor provide any services to Approved Entities, regardless of any efforts made by MPAY under this agreement, even if MPAY has presented to Company an Approved Marketing

Agreement signed by the applicable Approved Entity.

3.  Compensation and Payment Terms.

a.

Subject to this Agreement and MPAY’s strict compliance with this Agreement, for only each Revenue Share Model Approved Marketing Agreement entered into by an Approved Entity and Company, Company shall compensate MPAY as from time to time agreed between the parties in a signed writing. Company shall not compensate MPAY for any No Revenue Share

Approved Marketing Agreement, or any other agreement.

b.

Payment Disputes. Company may withhold payments for any item(s) that Company reasonably disputes. Pending resolution of the dispute(s), Company's non-payment of disputed items, will not constitute a default and will not entitle MPAY to suspend or delay furnishing

MPAY Services or terminate this Agreement, in whole or in part.

c.

Taxes. Amounts payable for MPAY Services will not withhold any taxes, government fees and/or government surcharges (collectively, "Taxes"), and MPAY will be solely responsible for all Taxes, unless Company expressly agrees otherwise in a signed writing; provided however, in no event will Company be liable for any income or employment or employment related Taxes imposed on MPAY and/or related to Personnel , or any other Taxes or charges assessed against MPAY or associated with the operation of MPAY’s business. MPAY agrees that MPAY is obligated to report as income all compensation received by MPAY pursuant to this

Agreement, and agrees to and acknowledges the obligation to pay all Taxes on such income.

4.  Staffing.

a.

Personnel. MPAY agrees that its personnel, including MPAY itself, and its employees,

affiliates, contractors, subcontractors, agents, representatives, suppliers, vendors, and/or any third party, engaged by MPAY or performing services on MPAY's behalf (collectively

"Personnel") will be supervised and controlled by MPAY. In addition, MPAY is solely responsible for: (1) the acts and/or omissions of Personnel; (2) payment of all Personnel compensation,

including all legal and contractual benefits, (3) withholding, reporting and paying any and all taxes (including employment taxes) and/or governmental fees relating to Personnel, and (4)

complying with any federal, state or local employment/contractor laws, rules and regulations, as well as any other employer/contracting duties and obligations, including workers compensation insurance. Without limiting the foregoing, MPAY agrees that Personnel (except for MPAY) shall not seek payment (either directly or indirectly) from Company, and that MPAY and/or Personnel will receive no Company-sponsored benefits from the Company, which benefits include, but are not limited to, paid vacation, sick leave, medical insurance and 401k participation. If MPAY and/or any Personnel are reclassified by a state, provincial or federal agency or court as the

Company's employee, MPAY and/or such Personnel will become a reclassified employee and will receive no benefits from the Company, except those mandated by state, provincial or federal laws, rules, and/or regulations, even if by the terms of the Company's benefit plans or programs of the Company in effect at the time of such reclassification, MPAY and/or such

Personnel would otherwise be eligible for such benefits. MPAY will ensure that Personnel comply with this Agreement. MPAY's use or provisioning of any Personnel will not relieve,

waive, or diminish any obligation MPAY has under this Agreement.

3

EXHIBIT 10.12

b.

Removal. In the event that Personnel are acting in a fashion that is or may cause harm to the Company, then the Company may request removal and/or replacement of any Personnel upon notice to MPAY. Upon such request, MPAY will immediately remove such Personnel from performing MPAY Services hereunder and, except if otherwise instructed by Company (which may be by email), promptly replace such Personnel with other Personnel reasonably acceptable to Company. Removal of any Personnel will not relieve, waive, excuse, or diminish any obligations MPAY has under this Agreement.

5.   Confidentiality.

a.

Definition of Confidential Information. "Confidential Information" means any non-public information that relates to the actual or anticipated business and/or products, research or development of the Company or MPAY, as the case may be, or their respective affiliates,

including their respective technical data, trade secrets, know-how, research, product plans,

products and/or services and markets therefor, customer lists, customers, vendors, suppliers,

software, developments, inventions, processes, formulas, technology, designs, drawings,

engineering, hardware configuration information, marketing, finances, and other business information disclosed either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other property. Company Confidential Information includes customers of the Company on whom MPAY called or with whom MPAY became acquainted during the Term. Notwithstanding the foregoing, Confidential Information shall not include any information which (i) was publicly known or made generally available prior to the time of disclosure by the disclosing party (either Company or MPAY, as the case may be) to the receiving party (either Company or MPAY as the case may be); (ii) becomes publicly known or made generally available after disclosure to the receiving party through no wrongful action or inaction of the receiving party; or (iii) is in the rightful possession of the receiving party, without confidentiality obligations, at the time of disclosure as shown by receiving party's then-

contemporaneous written records.

[Remainder of page left intentionally blank]

4

EXHIBIT 10.12

b.

Nonuse and Nondisclosure. During and after the Term of this Agreement, the receiving party will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of the disclosing party's Confidential Information, and (i) MPAY will not use Company Confidential Information for any purpose whatsoever other than as necessary for the performance of the MPAY Services on behalf of the Company, and (ii) the receiving party will not disclose the Confidential Information of the disclosing party to any third party without the prior written consent of an authorized representative of the disclosing party,

except that the receiving party may disclose the disclosing party's Confidential Information to any third party on a need-to-know basis for the purposes of this Agreement; provided, however,

that such third party is subject to non-use and non-disclosure obligations at least as protective of the disclosing party and the disclosing party's Confidential Information as set forth in this

Section 5. The receiving party may also disclose Confidential Information of the disclosing party to the extent compelled by applicable law; provided however, prior to such disclosure, the receiving party shall provide prior written notice to the disclosing party (if permitted by law)

permitting the disclosing party (if it desires) to seek a protective order or such similar confidential protection as may be available under applicable law. Notwithstanding the foregoing,

each party may disclose the terms and conditions of this Agreement: (1) as required by applicable securities laws, including requirements to file a copy of this Agreement (redacted to the extent reasonably permitted by applicable law), or to disclose information regarding the provisions hereof or performance hereunder to applicable regulatory authorities, (2) in confidence, to legal counsel; (3) in confidence, to accountants, banks, and financing sources and their advisors who are subject to reasonable confidentiality restrictions for the purposes for which they are receiving the information; and (4) in connection with the enforcement of this

Agreement or any rights hereunder.

c.

Rights. The receiving party agrees that no ownership of the disclosing party's

Confidential Information is conveyed to the receiving party. Without limiting the foregoing, MPAY shall not use or disclose any Company property, intellectual property rights, trade secrets or other proprietary know-how of the Company to invent, author, make, develop, design, or otherwise enable others to invent, author, make, develop, or design any products and/or services for any third party.

d.

Third Party Confidential Information. MPAY recognizes that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. MPAY agrees that at all times during the Term and thereafter, MPAY owes the Company and such third parties a duty to hold all such confidential or proprietary information in the strictest confidence and not to use it or to disclose it to any person, firm, corporation, or other third party except as necessary in carrying out the MPAY

Services for the Company consistent with the Company's agreement with such third party.

6.  Press Releases. MPAY will not issue or make, directly or indirectly, any press releases or other public announcements relating to this Agreement or the underlying transaction(s) between

Company and MPAY without the prior written approval of Company. Company reserves the right to withhold approval in its sole discretion.

7.  Return of Company Materials. Upon the termination of this Agreement, or upon Company's earlier request, MPAY will immediately deliver to the Company, and will not keep in MPAY's possession, or recreate, or deliver to anyone else, any and all Company property, including

Company Confidential Information, and any reproductions of any of the foregoing items that

MPAY may have in MPAY's possession or control.

5

EXHIBIT 10.12

8.  Company Trademarks. MPAY will not use any Company trademark, logo, service mark,

and/or trade name (collectively, "Company Trademarks"); provided however, in the event use of any Company Trademark is required to perform the MPAY Services, subject to MPAY's compliance with this Agreement, Company grants MPAY a limited, revocable, non-exclusive,

non-assignable, non-transferable, non-sublicensable, royalty-free license to use during the

Term, only to the extent essential and necessary to provide the MPAY Services, and only in the

United States and Canada, the Company Trademarks provided by Company to MPAY for purposes of this Agreement. Upon Company's request, MPAY agrees to promptly remove or replace any Company Trademark, but in no event later than three (3) days after receipt of any such request. Upon termination of this Agreement, all use of any Company Trademark by

MPAY (and its Personnel) shall immediately cease. Each use, display (including the size, place,

and manner), and/or reproduction of the Company Trademarks by MPAY must be pre-approved by Company in writing in advance and be in accordance with this Agreement. MPAY's use of the Company Trademarks does not confer or imply any ownership, goodwill, or other rights in the Company Trademarks. MPAY recognizes the unique value, goodwill, and secondary meaning associated with the Company Trademarks. MPAY acknowledges that all rights, title,

and interests in the Company Trademarks and the goodwill pertaining thereto automatically vests in Company, and at all times will remain owned by and in the name of Company. MPAY shall not contest the validity of Company's and/or its affiliates' ownership of any Company

Trademark. MPAY shall not, in any jurisdiction, adopt, use, register, or apply for registration, any

Company Trademark or any word, symbol, device, or combination thereof confusingly similar,

whether or not as a corporate/entity name, trademark, domain name, bidded or paid keyword or term (e.g., for the online search services of Google, Yahoo! or Bing), service mark, or other indication of origin.

9.  Obligations. MPAY represents and warrants that (i) it and its subcontractor(s): (a) is/are a validly existing business entity and has/have all rights, licenses, permits, qualifications and consents necessary to perform its and/or their respective obligations pursuant to this

Agreement, and (b) will comply with all laws, including as relates to the MPAY Services; (ii) it and its Personnel will deliver and perform all MPAY Services in a professional and workmanlike manner in accordance with standards generally accepted in MPAY's industry, (iii) neither the

MPAY Services nor the performance thereof, infringes, misappropriates, breaches or violates any  intellectual property and/or privacy right of any third party, and (iv) the  MPAY Services will conform with this Agreement and any documentation provided by or agreed to by MPAY.

10. Term and Termination.

a.

Term. The term of this Agreement will begin on the Effective Date and will continue for two (2) years thereafter ("Term"). The Parties agree that they will review performance under this contract one month prior to termination and may agree to extend the contract further at that point.

b.

Termination. Company may terminate this Agreement, with cause, upon giving the MPAY at least one (1) month prior written notice of such termination. Company may also terminate this

Agreement immediately and without prior notice if MPAY refuses to or is unable to perform the

MPAY Services or is in breach of any material provision of this Agreement. MPAY may terminate this Agreement immediately by written notice to Company if Company is in breach of any material provision of this Agreement and such breach is not cured within 30 days after written notice thereof is received by Company.

6

EXHIBIT 10.12

c.

Effect of Termination. Company will not be responsible for any penalties, or similar charges resulting from termination of this Agreement, or part thereof. Upon termination of this

Agreement, MPAY will: (i) provide the MPAY Services until the effective date of termination

(except as otherwise instructed in writing by Company), (ii) terminate the MPAY Services in an efficient, workmanlike and cost-effective manner, (iii) cooperate with Company in the transition as requested by Company., (iv) MPAY will continue to make best efforts to have Approved

Entities which are in the 120 Exclusivity Period enter into Approved Agreements with Company for the duration of those 120 Day Exclusivity Periods and the Company will respect the terms of the 120 Day Exclusivity Periods.

11. Survival. All definitions, and Sections 2(d), 2(e), 3(a) (only as to any revenue share amounts owed by Company to MPAY), 3(c), 4(a), 4(b) (last sentence only), 5 through 9, 10(c),

and 11 through 15, will survive termination or expiration of this Agreement.

12. Independent Contractor Relationship. MPAY is performing the MPAY Services as an independent contractor to the Company. Nothing in this Agreement shall in any way be construed to constitute MPAY and/or Personnel as an agent, employee or representative of the

Company. Without limiting the generality of the foregoing, neither MPAY nor Personnel are authorized to bind the Company to any liability or obligation or to represent that MPAY or

Personnel has any such authority.

13. Indemnification. MPAY agrees to indemnify, defend and hold harmless the Company and its affiliates and its and their shareholder's owners, directors, officers, employees, contractors,

agents, representatives, successors and assigns (collectively, "Indemnitees"), from and against all actual or alleged taxes, losses, damages, liabilities, demands, claims, judgments, costs and expenses, including attorneys' fees and other legal expenses, arising directly or indirectly from or in connection with (i) performance of the MPAY Services, (ii) any breach of this Agreement,

and/or any negligent, reckless or intentionally wrongful act or omission, by MPAY and/or

Personnel, and/or (iii) MPAY and/or Personnel not performing MPAY Services as independent contractors to Company (collectively, "Claim"). Company will (at MPAY's sole expense)

reasonably cooperate to facilitate the settlement or defense of any Claim. MPAY is solely responsible for defending any Claim against an Indemnitee, subject to such Indemnitee's right to participate with counsel of its own choosing at its own expense.  MPAY will not agree to any settlement that imposes any obligation or liability on an Indemnitee without such Indemnitee's prior express written consent.

14.  Limitation of Liability. IN NO EVENT SHALL COMPANY BE LIABLE TO MPAY OR TO

ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL

DAMAGES, OR DAMAGES, INCLUDING LOST PROFITS OR LOSS OF BUSINESS,

HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN

CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY,

REGARDLESS OF WHETHER COMPANY WAS ADVISED OF THE POSSIBILITY OF SUCH

DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY

LIMITED REMEDY. WITHOUT LIMITING THE PREVIOUS SENTENCE, IN NO EVENT SHALL

MPAY'S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT

EXCEED THE AMOUNTS PAID BY COMPANY OR VENDOR TO MPAY UNDER THE

AGREEMENT FOR THE SERVICES GIVING RISE TO SUCH LIABILITY.

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EXHIBIT 10.12

15.  Miscellaneous.

a.

Governing Law; Consent to Personal Jurisdiction. The Agreement shall be governed in accordance with the laws of the Province of British Columbia without regard to the conflicts/choice of law provisions of any jurisdiction. For purposes of this Agreement, the parties hereby expressly consent to the personal and exclusive jurisdiction and venue of the Province of British Columbia and the Provincial courts located in Vancouver, British Columbia, Canada.

b.

Assignability/No Third Party Beneficiaries. The Agreement is binding upon MPAY's administrators, and other legal representatives, and will be for the benefit of the Company, its successors, and its assigns. There are no third-party beneficiaries to this Agreement, except as may be expressly stated. MPAY may not sell, assign or delegate any rights or obligations under this Agreement, by operation of law or otherwise (including by merger, consolidation,

reorganization, reincorporation, sale of assets or stock or change of control), and any such attempted assignment, delegation or transfer shall be null and void. Notwithstanding anything to the contrary herein, Company may assign this Agreement, and/or delegate its rights and obligations under this Agreement, in whole or in part.

c.

Entire Agreement/Conflict. The Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the parties relating to the subject matter herein. MPAY represents and warrants that it is not relying on any statement or representation not contained in this Agreement.

d.

Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement.

e.

Severability. If a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be invalid or unenforceable, the remainder of this Agreement will continue in full force and effect, and such provision will (a) be enforced to the maximum extent permissible so as to effect the intent of the Parties, and (b) will be replaced by a valid and enforceable provision that has a similar effect.

f.

Modification, Waiver. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in a writing signed by the parties. Waiver by the Company of a breach of any provision of this Agreement will not operate as a waiver of any other or subsequent breach.

g.

Notices. Unless this Agreement specifically permits communication by email for a specific item, any notice or other communication required or permitted by this Agreement to be given to a party shall be in writing and shall be deemed given (i) if delivered personally, when delivered, (ii) if delivered by a nationally recognized overnight courier service, three(3) business days after acceptance for overnight delivery by said courier, or (iii) if mailed by  registered or certified mail, return receipt requested, when signed, or when the giving of signature is refused.

All notices or other communications to a party shall be at the party's address set forth at the beginning of this Agreement (provided that for Company the address shall have added to it

"Attn: CEO"), or at such other address as the party may have previously specified by notice as set forth in this Section 15(g).

8

EXHIBIT 10.12

h.

Other. As used in this Agreement, the word "including" is a term of enlargement meaning

"including without limitation" and does not denote exclusivity, and the words "will," "shall," and

"must" are deemed to be equivalent and denote a mandatory obligation or prohibition, as applicable. All definitions apply both to their singular and plural forms, as the context may require. Executed counterparts of this Agreement will each be deemed originals, whether exchanged via mail, facsimile, or electronically. The Agreement may be signed in two counterparts, each of which shall be deemed an original, with the same force and effectiveness as though executed in a single document. Any rights not expressly granted in this Agreement are reserved by Company or MPAY, as applicable, and all implied licenses are disclaimed.

Each party acknowledges that it has had the opportunity to review this Agreement with legal counsel of its choice, and there will be no presumption that ambiguities will be construed or interpreted against the drafter, and no presumptions made or inferences drawn because of the inclusion of a term not contained in a prior draft or the deletion of a term contained in a prior draft.

ACCEPTED AND AGREED:

Company

MPAY

JV CORP.

MOBETIZE CORP.

By: _____________________

By: ____________________________

Print Name: ______________

Print Name: _____________________

Print Title: _______________

Print Title: ______________________

9

EXHIBIT 10.12

Exhibit A

Gateway License Agreement

Exhibit B

Company Services

Payment Processing Services

Exhibit C

Scope of Opportunity Assessment Form

The Opportunity Assessment Form will include at a minimum the following details:

     Marketing Entity Name and details

     Size of user base

     Description of user base (e.g. prepaid/postpaid, ethnicity, etc.)

     Contact at Marketing Entity

     Key decision maker at Marketing Entity

     Size of potential deal

     Mobetize products that interest Marketing Entity

     Whether MPAY will receive commission payments from Mobetize or Marketing Entity for the deal

     Other solutions Marketing Entity is looking at

     Likelihood Marketing Entity will take Mobetize solution

     Timelines for closing deal and going live

Exhibit D

Approved and Exclusive Clients

The list below reflects current partners that Mobetize Corp. will immediately begin marketing payment processing services

     Name of partner here

     Name of partner here

     Name of partner here

10